                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): May 25, 2000


                        SMITH-GARDNER & ASSOCIATES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Florida                        0-25297                65-0090038
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)

1615 South Congress Avenue, Delray Beach, Florida           33445-6368
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code:   (561) 265-2700
                                                     -----------------

--------------------------------------------------------------------------------
          (Former Name or Former Address; if Changed Since Last Report

ITEM 5. OTHER EVENTS.

         One of our enterprise solution customers has notified us that it is experiencing cash flow difficulties and is evaluating its business alternatives. As a result, we have set up an additional reserve of $1.2 million and expect a reduction of earnings per share for the three months ended June 30, 2000 of approximately $0.05. A copy of the Press Release issued by Smith-Gardner & Associates, Inc. (the "Registrant") is attached hereto as Exhibit 99, and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) EXHIBITS.

             The Exhibits to this Form 8-K are listed on the Exhibit Index and are incorporated herein by reference.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 25, 2000                     SMITH-GARDNER & ASSOCIATES, INC.



                                       By: /s/ Martin K. Weinbaum
                                           ----------------------------------
                                           Martin K. Weinbaum
                                           Vice President Finance and
                                           Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit No.:
------------

    99          Press Release issued by the Registrant on May 25, 2000